UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 18, 2013

                NUTRANOMICS, INC.

(Exact name of registrant as specified in its charter)

                      Nevada

(State or Other Jurisdiction of Incorporation)

000-53551 (Commission File Number)	98-0603540 (IRS Employer Identification No.)
11487 South 700 East, Salt Lake City, UT (Address of Principal Executive Offices)	84020 (Zip Code)

                                   (801) 576-8350

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

On November 18, 2013, Health Education Corporation d/b/a Nutranomics (“Nutranomics”), a wholly-owned subsidiary of Nutranomics, Inc. (“NNRX”), entered into a License Agreement (the “License Agreement”) with Gennesar Nutraceuticals, LLC d/b/a Genesar Nutraceuticles, a Utah limited liability company (“Genesar”).  Pursuant to the License Agreement, Genesar granted Nutranomics a worldwide exclusive license to all rights relating to, and intellectual property regarding, GenEpic™, a dietary supplement.

In connection with the execution of the License Agreement, Genesar is entitled to receive 100,000 restricted shares of NNRX common stock, a royalty fee of $4/box of 30 sachets of GenEpic sold by Nutranomics beginning after 4,000 boxes have been sold, and a payment of $200,000, due by December 1, 2013.  The License Agreement has an initial term of 36 months, and will automatically renew for another 36-month term unless terminated by providing 90 days written notice to the other party prior to the end of the term.

The shares issued to Genesar by NNRX as part of the License Agreement are “restricted securities” as that term is defined by the Securities Act of 1933 (the “Securities Act”), and the transaction is exempt from securities registration pursuant to Section 4(2) and/or Regulation D under the Securities Act.

The foregoing description of the License Agreement and the terms thereof are qualified in their entirety by the full text of such agreement, which is filed as Exhibit 10.1 to, and incorporated by reference in, this report.  A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as shall be expressly set forth by specific reference in any such filing.

Item 3.02      Unregistered Sales of Equity Securities

The information set forth in Item 1.01 above regarding NNRX’s issuance of shares of common stock to Genesar is hereby incorporated into this Item 3.02.

Item 9.01     Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

10.1  License Agreement dated November 18, 2013 between Nutranomics and Genesar.

99.1  Press Release dated November 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 25, 2013

NUTRANOMICS, INC.

By: /s/ Tracy K. Gibbs

Tracy K. Gibbs

Chief Executive Officer